Exhibit 10.1
Execution Copy
FIRST AMENDMENT TO SECOND RESTATED CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO SECOND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of the 27th day of October, 2009, is by and among PLAINS MARKETING, L.P. (“Borrower”), BANK OF AMERICA, N.A., as Administrative Agent, BNP Paribas, as Syndication Agent, SOCIETE GENERALE, as Documentation Agent, Banc of America Securities LLC (“BAS”), BNP Paribas (“BNPP”) and Societe Generale, as joint lead arrangers, BAS and BNPP, as joint bookrunners, and the Lenders party hereto.
WITNESSETH:
     WHEREAS, Borrower, Administrative Agent and certain of the Lenders entered into that certain Second Restated Credit Agreement dated as of November 6, 2008 (the “Original Agreement”) for the purposes and consideration therein expressed; and
     WHEREAS, Borrower, Administrative Agent and Lenders desire to amend the Original Agreement for the purposes described herein;
     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:
ARTICLE I. — Definitions and References
     § 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.
     § 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this § 1.2.
     “Amendment” means this First Amendment to Second Restated Credit Agreement.
     “Credit Agreement” means the Original Agreement as amended hereby.
     “Exiting Lender” means any Person that is a Lender to the Original Agreement immediately prior to the execution of this Amendment and not a signatory hereto as a Lender.
     “New Lender” means each Lender a party hereto, other than any Person that is a Lender to the Original Agreement immediately prior to the execution of this Amendment.
ARTICLE II. — Amendments
     § 2.1. Definitions. The definition of “Maturity Date” set forth in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

     “Maturity Date” means October 26, 2010, unless terminated earlier in accordance with Section 8.1 or Section 10.10.
     § 2.2. Summary Collateral Report. The phrase “On the fifteenth (15th) day of each month (or the next succeeding Business Day, if the 15th is not a Business Day) and together with each Borrowing Notice” commencing in the first line of Section 6.2(d) of the Original Agreement is hereby amended and restated as follows: “No earlier than the fifteenth (15th) day of each month, and no later than the eighteenth (18th) day of each month (or the next succeeding Business Day, if the 18th is not a Business Day), and together with any Borrowing Notice or LC Application that, after the making of the Loans or the issuance of the Letter of Credit requested thereby, would result in the Total Outstanding Amount exceeding ninety percent (90%) of the Sale Value of Financed Hedged Eligible Inventory (or Hedged Value, as to Financed Hedged Eligible Inventory not subject to sales contracts), described on the most-recently delivered Summary Collateral Report,”.
     § 2.3. Amendments. Clause (v) of Section 10.1(a) of the Original Agreement is hereby amended by inserting “or any other provision hereof that affects the pro rata treatment of Lenders” after “required thereby”.
     § 2.4. Schedules and Exhibits. The Pricing Grid attached as Schedule I to the Original Agreement is hereby amended in its entirety to read as set forth on Schedule I attached hereto. The list of Currently Approved Persons and Facilities attached as Schedule V to the Original Agreement is hereby amended in its entirety to read as set forth on Schedule V attached hereto. The forms of Borrowing Notice and Summary Collateral Report attached as Exhibits B and G to the Original Agreement are hereby amended in their entirety to read as set forth on Exhibits B and G attached hereto.
     § 2.5. Commitments. The Lender Schedule attached as Schedule II to the Original Agreement is hereby amended in its entirety to read as set forth on Schedule II attached hereto. In connection therewith, Borrower, Administrative Agent and Lenders shall make adjustments to the Outstanding Amount of Loans and LC Obligations owing to each Lender (but not any interest accrued thereon prior to the date hereof or any accrued commitment or letter of credit fees under the Credit Agreement prior to the date hereof), including the borrowing of additional Loans and the repayment of Loans plus all applicable accrued interest, fees and expenses as shall be necessary to repay in full all Exiting Lenders, and to provide for Loans and LC Obligations owing to each Lender in the amount of its Percentage Share of all Loans and LC Obligations as of the date hereof, and each Lender shall be deemed to have made an assignment of its Commitment and outstanding Loans and LC Obligations owing to such Lender, and assumed Commitments and outstanding Loans and LC Obligations owing to other Lenders, as may be necessary to effect the foregoing, but in no event shall any such adjustment of any Eurodollar Loans (i) constitute a payment or prepayment of all or a portion of any Eurodollar Loans or (ii) entitle any Lender to any reimbursement under Section 3.7 of the Credit Agreement. Borrower, Administrative Agent and each Lender hereby (x) consents to all reallocations and assignments of the Commitments and Loans and LC Obligations effected pursuant to the foregoing, (y) acknowledges and agrees that such reallocations and assignments shall be deemed effective as if such reallocations and assignments were evidenced by Assignments and Assumptions among Lenders delivered pursuant to Section 10.5(b) of the Credit Agreement, and (z) agrees that Lenders shall make full cash settlement of such reallocations and assignments through the Administrative Agent, as the Administrative Agent may direct or approve, such that after giving effect to such settlement, each Lender’s Commitment and Outstanding Amount of Loans and LC Obligations shall be as set forth above.
     § 2.6. New Lenders; Exiting Lenders. Upon their execution and as of the effectiveness hereof, each New Lender shall be a party to the Credit Agreement and shall have the rights and obligations of a Lender thereunder and each Exiting Lender shall cease to be a Lender and shall be released from its obligations under the Credit Agreement.
ARTICLE III. — Conditions of Effectiveness
     § 3.1. Effective Date. This Amendment shall become effective as of the date first written above, when and only when
     (i) Administrative Agent shall have received, at Administrative Agent’s office a counterpart of this Amendment executed and delivered by Borrower and Lenders;
     (ii) Borrower shall have paid all commitment, facility, agency and other fees and expenses required to be paid to Administrative Agent or any Lender pursuant to any Loan Documents or any commitment agreement heretofore entered into by Borrower and any of them; and
     (iii) Administrative Agent shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by Administrative Agent, duly authorized, executed and delivered, and in form and substance satisfactory to Administrative Agent:
New Notes. New Notes, payable to each New Lender and each existing Lender that is increasing its Commitment, in the amount of such Lender’s Commitment.
Borrowing Notice/Summary Collateral Report. A Borrowing Notice in the form of Exhibit B attached hereto, with Summary Collateral Report in the form of Exhibit G attached hereto.
Supporting Documents. Such supporting documents as Administrative Agent may reasonably request.
ARTICLE IV. — Representations and Warranties
     § 4.1. Representations and Warranties of Borrower. In order to induce Administrative Agent and Lenders to enter into this Amendment, Borrower represents and warrants to Administrative Agent and each Lender that:
     (a) The representations and warranties made by Borrower or PAA in any Loan Document are true and correct at and as of the time of the effectiveness hereof, except to the extent that such representation and warranty was made as of a specific date or updated, modified or supplemented as of a subsequent date with the consent of Majority Lenders, then in each case, such other date.
     (b) No Default or “Default” (as such term is used and defined in the PAA Credit Agreement) exists as of the date hereof.

     (c) Borrower is duly authorized to execute and deliver this Amendment, and Borrower is and will continue to be duly authorized to borrow and perform its obligations under the Credit Agreement. Borrower has duly taken all action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of its obligations hereunder.
     (d) The execution and delivery by Borrower of this Amendment (and PAA of the Consent and Agreement attached hereto), the performance by it of its obligations hereunder (or thereunder), and the consummation of the transactions contemplated hereby (or thereby), do not and will not (i) violate any provision of (1) Law applicable to it, (2) its organizational documents, or (3) any judgment, order or material license or permit applicable to or binding upon it, (ii) result in the acceleration of any Indebtedness owed by it, or (iii) result in or require the creation of any consensual Lien upon any of its material assets or properties, except as expressly contemplated in, or permitted by, the Loan Documents. Except as expressly contemplated in, or permitted by, the Loan Documents, disclosed in the Disclosure Schedule or disclosed pursuant to Section 6.4 of the Credit Agreement, no permit, consent, approval, authorization or order of, and no notice to or filing, registration or qualification with, any Governmental Authority is required on the part of Borrower pursuant to the provisions of any material Law applicable to it as a condition to its execution, delivery or performance of this Amendment, or to consummate the transactions contemplated hereby.
     (e) When duly executed and delivered, this Amendment and each of the Loan Documents, as amended hereby, will be a legal and binding obligation of Borrower, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors’ rights and general principles of equity.
ARTICLE V. — Miscellaneous
     § 5.1. Ratification of Agreements. The Original Agreement, as hereby amended, is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects by Borrower. Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Amendment also. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.
     § 5.2. Ratification of Security Documents. Borrower, Administrative Agent, and Lenders each acknowledges and agrees that any and all indebtedness, liabilities or obligations, arising under or in connection with the LC Obligations or the Notes, are Obligations and are secured indebtedness under, and are secured by, each and every Security Document. Borrower hereby re-pledges, re-grants and re-assigns a security interest in and lien on every asset of Borrower described as Collateral in any Security Document.
     § 5.3. Survival of Agreements. All representations, warranties, covenants and agreements of Borrower shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of each Loan, and shall further survive until all of the Obligations under the Credit Agreement are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower hereunder or under the Credit Agreement to Administrative Agent or any Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of, Borrower under this Amendment and under the Credit Agreement.
     § 5.4. Loan Documents. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.
     § 5.5. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.
     § 5.6. Counterparts. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. Delivery of an executed signature page by facsimile or other electronic transmission shall be effective as delivery of a manual executed counterpart.

     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

BORROWER:	PLAINS MARKETING, L.P. By: Plains Marketing GP Inc., its General Partner
By:
Name:
Title:

LENDER PARTIES:	BANK OF AMERICA, N.A., Administrative Agent
By:
Name:
Title:

BANK OF AMERICA, N.A., a Lender and LC Issuer
By:
Name:
Title:

BNP PARIBAS, Syndication Agent and a Lender
By:
Name:
Title:

By:
Name:
Title:

SOCIETE GENERALE, Documentation Agent and a Lender
By:
Name:
Title:

By:
Name:
Title:

BARCLAYS BANK PLC, Lender
By:
Name:
Title:

WELLS FARGO BANK, N.A., Lender
By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., Lender
By:
Name:
Title:

DNB NOR BANK ASA, Lender
By:
Name:
Title:

By:
Name:
Title:

COMPASS BANK, Lender
By:
Name:
Title:

MIZUHO CORPORATE BANK, LTD., Lender
By:
Name:
Title:

NATIXIS, NEW YORK BRANCH, Lender
By:
Name:
Title:

By:
Name:
Title:

CITIBANK, N.A., Lender
By:
Name:
Title:

SUNTRUST BANK, Lender
By:
Name:
Title:

SUMITOMO MITSUI BANKING CORPORATION, Lender
By:
Name:
Title:

ING CAPITAL LLC, Lender
By:
Name:
Title:

BANK OF MONTREAL, Lender
By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, Lender
By:
Name:
Title:

FIFTH THIRD BANK, Lender
By:
Name:
Title:

RAYMOND JAMES BANK, FSB, Lender
By:
Name:
Title:

BAYERISCHE LANDESBANK, NEW YORK BRANCH, Lender
By:
Name:
Title:

By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., Lender
By:
Name:
Title:

REGIONS BANK, Lender
By:
Name:
Title:

MORGAN STANLEY BANK, Lender
By:
Name:
Title:

UBS AG, Stamford Branch, Lender
By:
Name:
Title:

By:
Name:
Title:

CONSENT AND AGREEMENT
     Plains All American Pipeline, L.P. (“Guarantor”) hereby consents to the provisions of this Amendment and the transactions contemplated herein and hereby (i) acknowledges and agrees that any and all indebtedness, liabilities or obligations of Borrower arising under or in connection with the Credit Agreement and the Notes are Obligations and are guarantied indebtedness under that certain Restated Guaranty dated November 6, 2008 (the “PAA Guaranty”) by Guarantor in favor of Administrative Agent for the benefit of Lenders, (ii) ratifies and confirms the PAA Guaranty, and (iii) expressly acknowledges and agrees that Guarantor guarantees all indebtedness, liabilities and obligations of Borrower, arising under or in connection with the Credit Agreement and the Notes, pursuant to the terms of the PAA Guaranty, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.
PLAINS ALL AMERICAN PIPELINE, L.P.
By: PAA GP LLC, its general partner
By: PLAINS AAP, L.P., its sole member
By: PLAINS ALL AMERICAN GP LLC,
       its general partner

By:
Name:
Title:

SCHEDULE I
COMMITMENT FEES AND APPLICABLE MARGIN

		Applicable Margin
Applicable	Applicable Margin	Eurodollar Loans	Commitment
Rating Level	Base Rate Loans	and LC Fee Rate	Fee
Level I	0.750%	1.750%	0.200%
Level II	1.000%	2.000%	0.250%
Level III	1.250%	2.250%	0.300%
Level IV	1.750%	2.750%	0.350%
Level V	2.250%	3.250%	0.400%

SCHEDULE II
COMMITMENTS AND PERCENTAGE SHARES

Lender	Commitment	Percentage Share[1]
Bank of America, N.A.	$30,000,000.00	6.000000%
BNP Paribas	$30,000,000.00	6.000000%
Societe Generale	$30,000,000.00	6.000000%
Barclays Bank PLC	$24,000,000.00	4.800000%
Wells Fargo Bank, N.A.	$24,000,000.00	4.800000%
JPMorgan Chase Bank, N.A.	$24,000,000.00	4.800000%
DnB NOR Bank ASA	$24,000,000.00	4.800000%
Compass Bank	$24,000,000.00	4.800000%
Mizuho Corporate Bank, Ltd.	$24,000,000.00	4.800000%
Natixis, New York Branch	$19,000,000.00	3.800000%
Citibank, N.A.	$19,000,000.00	3.800000%
SunTrust Bank	$19,000,000.00	3.800000%
Sumitomo Mitsui Banking Corporation	$19,000,000.00	3.800000%
ING Capital LLC	$19,000,000.00	3.800000%
Bank of Montreal	$19,000,000.00	3.800000%
U.S. Bank National Association	$19,000,000.00	3.800000%
Fifth Third Bank	$19,000,000.00	3.800000%
Raymond James Bank, FSB	$19,000,000.00	3.800000%
Bayerische Landesbank, New York Branch	$19,000,000.00	3.800000%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$19,000,000.00	3.800000%
Regions Bank	$19,000,000.00	3.800000%
Morgan Stanley Bank, N.A.	$19,000,000.00	3.800000%
UBS AG, Stamford Branch	$19,000,000.00	3.800000%

TOTALS	$500,000,000.00	100.000000%

[1]	Rounded to six decimal places